Barclays Global Financial Services Conference 2018 September 13, 2018 Andy Cecere Chairman, President and CEO Terry Dolan Vice Chairman and CFO Exhibit 99.1

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-looking Statements and Additional Information

U.S. Bancorp As of 6/30/18, except market value as of 9/7/18 NYSE TradedUSB Founded 1863 Market Value $88B Assets $461B Deposits $340B Loans $280B Payment Services and Investment Services

Our Advantaged Position Source: Company reports and Bloomberg Assets and deposits as of 6/30/18, market value as of 9/7/18 Assets Market Value Deposits

Our Businesses Consumer & Business Banking, 40% Branch banking, small business banking, consumer lending, mortgage banking and omnichannel delivery Payment Services, 28% Retail payment solutions, global merchant acquiring and corporate payment systems Corporate & Commercial Banking, 18% Corporate banking, commercial banking and commercial real estate Wealth Management & Investment Services, 14% Wealth management, asset management, corporate trust, fund services and custody 2Q18 YTD taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support, see slide 16 for calculation

Our Strategy Adapting to meet customer expectations Embracing change Leveraging technology and innovation Creating a nimble and agile environment Making it easy to do business with us Optimizing everything Building on our ethical culture Safeguarding our customers’ information Putting our customers at the center Breaking down silos Taking a holistic view of the customer Creating a seamless customer experience

Banking is Evolving As money movement takes center stage… The moat around lending and deposit-taking remains intact Lower barriers to entry within payments result in competition from non-banks Digital capabilities create both challenges and opportunities Loans & deposits External threats Protective moat Payments & money movement External threats Protective moat Consolidation fewer banks, scale efficiencies Crisis & recovery improved risk profile, stronger balance sheet Digitization enhanced customer experience, optimization of business model Pricing competition Opportunities to capture and delight customers while driving efficiency ‘80’s ‘90’s ‘00’s ‘10’s

Thriving in This New Paradigm Becoming central to the lives of our customers, powering their financial success with data, insights and actionable advice Leveraging digital to optimize customer acquisition, product delivery and back-office processes As banking continues to evolve, we are focused on the opportunities. USB is well positioned to succeed in the digital era. Extensive payments and digital money movement capabilities Targeted investments to be first-to-market where there is a business case to do so Mobile deposit capture Real-time rewards P2P B2B on RTP

Digital Everywhere Our strategic investments and agile approach enable us to deliver better products, faster. Vast amounts of KYC data support the use of artificial intelligence and predictive analytics Enterprise Landing Zone We take a rapid, iterative, customer-centered approach to product development Agile development New and enhanced products Mobile app Our redesigned mobile app will feature a seamless onboarding experience, robust functionality and personalized insights Mortgage portal 71% of customers apply for their mortgages through our Loan Portal Faster time-to-closing provides an advantage in a competitive market Small Business lending app Our internally developed, end-to-end digital lending solution is among the first products from our agile Experience Studios to go to market “U.S. Bancorp announces creation of Chief Digital Officer role.”

Optimization of Our Distribution Model We are bringing the best of the bank to all of our customers, regardless of where they live. We have a unique branch distribution model. Metro In-store/ On-site Community We are further optimizing the number, location, size and staffing of our branches.

Optimization of Business Processes We are leveraging technology to modernize our platforms and automate processes. We are breaking down silos and optimizing everywhere to drive efficiency. We are adopting agile across all of our businesses to transform the customer experience and accelerate time-to-impact. Cross-functional teams work together in our Experience Studios to rapidly deliver new and enhanced products. Advanced, fully automated data centers Virtualization and cloud enablement API integration

Measuring Success in the Digital Banking Era Leveraging digital to… …results in loyal customers, deeper relationships and bigger share of the market. Serve our customers when, where and how they prefer Make it easy to do business with us Become central to the lives of our customers

Financial Update 16.5% Revised Target** Return on Average Common Equity Industry-leading Returns 2017 ROACE vs Peers 13.5% Full-year 2017 ROACE excludes notable items * Non-GAAP, see slide 17 for calculation Source: company reports; peers include: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC 17.5% 14.5% 17.5% 14.5% ** ROACE target revised to reflect the impact of tax reform

3Q18 Guidance Net interest income Noninterest income Operating leverage Credit quality Tax rate

Appendix

Non-GAAP Financial Measures * Includes net interest income on a taxable-equivalent basis *

Non-GAAP Financial Measures (1) Notable items include: $910 million reduction in income tax expense due to tax reform legislation, $608 million legal and regulatory accrual, $105 million (after-tax) contribution to the U.S. Bank Foundation and $47 million (after-tax) one-time bonus to certain eligible employees.